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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 10, 2005
                                                         ----------------




                              CHENIERE ENERGY, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





             Delaware                     1-16383               95-4352386
---------------------------------  ------------------------  ------------------
 (State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
  incorporation or organization)                             Identification No.)




                   717 Texas Avenue
                     Suite 3100
                     Houston, Texas                              77002
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        (Address of principal executive offices)               (Zip Code)



       Registrant's telephone number, including area code: (713) 659-1361
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01.        Other Events.

         On March 10, 2005, Cheniere Energy, Inc. issued a press release announcing that its wholly-owned limited partnership, Sabine Pass LNG, L.P., has received Federal Energy Regulatory Commission authorization to commence construction of its 2.6 billion cubic feet per day liquefied natural gas receiving terminal in Cameron Parish, Louisiana. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 8.01.


Item 9.01.        Financial Statements and Exhibits.

c) Exhibits

 Exhibit Number    Description
 --------------    ------------
      99.1         Press Release, dated March 10, 2005 (filed herewith).



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CHENIERE ENERGY, INC.


         Date:  March 10, 2005        By: /s/ Craig K. Townsend
                                         ---------------------
                                          Name:    Craig K. Townsend
                                          Title:   Vice President and
                                                   Chief Accounting Officer


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EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------
99.1               Press Release, dated March 10, 2005 (filed herewith).